UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: August 3, 2009

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd.	Fort Worth, Texas	76155
(Address of principal executive offices)		(Zip code)

(817) 963-1234
(Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

American Airlines, Inc. (the Company) is furnishing herewith a press release issued on August 3, 2009 by its parent company, AMR Corporation (AMR), as Exhibit 99.1, which is included herein.  This press release was issued to provide certain information regarding a financing transaction closed by the Company.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

	Exhibit 99.1	Press Release of AMR dated August 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  August 3, 2009

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release

CONTACT:     Andy Backover
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Monday, Aug. 3, 2009

AMERICAN AIRLNES CLOSES $276 MILLION PRVATE DEBT SALE

FORT WORTH, Texas – AMR Corporation, the parent company of American Airlines, Inc., said today that American Airlines has closed a $276 million private placement offering of senior secured notes due 2016, which were priced at par to yield 13 percent.
The purpose of the offering was to refinance, in part, the outstanding $401 million principal amount of the Company’s 1999-1 enhanced equipment trust certificates (1999 EETCs), which are scheduled to be paid in full on October 15, 2009.
The Company deposited the net proceeds from the offering as cash collateral to secure the new notes. Following the October 15 maturity of the 1999 EETCs, the new notes will be secured by 12 of the 15 aircraft that currently secure the 1999 EETCs, and the cash collateral will be released to the Company. Once secured by the 12 aircraft, the new notes will have an initial loan-to-appraised value ratio of 65 percent.

The secured notes referred to above were offered and sold in the United States in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The notes were not registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state law.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction.

Statements in this release contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, which constitute the Company’s expectations or beliefs concerning future events. These matters are subject to a number of factors that could cause actual results to differ from our expectations. These factors include, but are not limited to, domestic and international economic conditions, commodity prices, general competitive factors including, but not limited to, government regulations, uncertainty in domestic or international operations, acts of war or terrorism, our ability to access the capital markets and changes in the Company's business strategy, any of which could affect our actual results.  Additional information concerning these and other factors is contained in our Securities and Exchange Commission filings, including but not limited to our quarterly report on Form 10-Q for the quarter ended June 30, 2009 and annual report on Form 10-K for the year ended December 31, 2008.

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Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com